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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 16, 2001


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       0-9408                 84-1097578
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       file  number)         Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)



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                            PRIMA ENERGY CORPORATION

                                    FORM 8-K

                                  MAY 16, 2001


ITEM 5. OTHER EVENTS

         On May 16, 2001, Prima Energy Corporation, a Delaware corporation, issued a press release announcing the appointment of Neil L. Stenbuck as Chief Financial Officer effective May 16, 2001. Mr. Stenbuck was also appointed to fill a vacancy on the Board of Directors created by the concurrent resignation of Mr. Robert E. Childress. Prima also reported that Mr. Michael R. Kennedy has been appointed Executive Vice President of Engineering and Operations. A copy of the press release is attached hereto as Exhibit 99.5




ITEM 7C. EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

         Exhibit
         Table No.         Document                                    Exhibit No.
         ---------         --------                                    -----------
            99             Prima Energy Corporation Press                   99.5
                           Release dated May 16, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PRIMA ENERGY CORPORATION
                                                     (Registrant)



Date    May 16, 2001                                By /s/ Richard H.Lewis
      ------------------                               -------------------------


                                                 Richard H. Lewis,
                                                 President and
                                                 Principal Financial Officer



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                                 EXHIBIT INDEX


         Exhibit
         Table No.         Document                                    Exhibit No.
         ---------         --------                                    -----------
            99             Prima Energy Corporation Press                   99.5
                           Release dated May 16, 2001